EXHIBIT 32.1
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                    CERTIFICATION PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Landauer, Inc. (the "Company") on Form 10-K for the fiscal year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William E. Saxelby, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

      i. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      ii. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Landauer, Inc. and will be retained by Landauer, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



                                    /s/ William E. Saxelby
                                    -----------------------------------
                                    William E. Saxelby
                                    President & Chief Executive Officer



December 13, 2005